Exhibit 99.1

Kentucky Bancshares, Inc.

INVESTOR PRESENTATION

LOUIS PRICHARD, PRESIDENT AND CEO

JIM BRADEN, EVP AND COO

SEPTEMBER 5, 2019

TRADING SYMBOL: KTYB

WWW.KYBANK.COM

Kentucky Bancshares, Inc.

Cautionary Statement Regarding Forward-Looking Statements Statements in this presentation relating to Kentucky Bancshares, Inc. (“KTYB”, the “Company”, “we”, “our” or “us”) contain forward-looking statements under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the federal securities laws. These statements are not historical facts, but rather statements based on our current expectations regarding our business strategies and their intended results and our future performance. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends,” “estimates,” “potential,” “may,” and similar expressions. These forward-looking statement are based on management’s current expectations. KTYB cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements due to various risks and uncertainties. These and other risks and uncertainties are described in greater detail under “Risk Factors” in the From 10-K and subsequent periodic reports filed with the Securities and Exchange Commission. Investors are cautioned that many of the assumptions upon which KTYB's forward-looking statements are based are likely to change after the forward-looking statements are made due to uncertainties KTYB cannot control. The forward-looking statements in this presentation are made as of the date of the release and the Company does not assume any responsibility to update these statements. 2

At a Glance ➢Headquartered in Paris, Kentucky 06.30.19* ➢Primary subsidiary is Kentucky Bank ➢Kentucky Bank is a commercial bank offering standard business and retail banking services including trust and brokerage ➢Roots date to 1851 and operate predominantly within 30 miles of Lexington, Kentucky 1) Includes deposits, repurchase agreements, federal funds purchased, Federal Home Loan Bank advances, and note payable. 2) Includes non-accrual loans, loans over 89 days still accruing, troubled debt restructurings, and other real estate owned. 3 *Unaudited Financial Highlights Total Assets $1.08 billion Total Loans $708.0 million Total Deposits $832.9 million Loan-to-Deposit Ratio 85.0% Loan-to-Funding Ratio 75.0%1 Six Month Diluted EPS $1.01 Six Month Cash Dividend $0.34 Return on Average Equity 10.92% Return on Average Assets 1.11% Non-Performing Assets to Total Assets 0.28%2

Markets Served Kentucky Bank ➢ 17 locations serving 11 communities ➢2 additional Lexington locations anticipated for 2020 ➢Serving every contiguous county to Lexington, KY which is the economic engine for Central Kentucky ➢Serving the Morehead, KY market which is a regional economic center for Eastern Kentucky ➢Strategically located along the I-75 and I-64 corridors Morehead Note: Red indicates branch is currently under construction. www.mapcustomizer.com 4

Branch Franchise - MSA Source: www.spglobal.com 5 2018 Rank Institution (ST) Dep. In Mkt.($000) Market Share (%) Lexington-Fayette, KY 1 Central Bancshares Inc. (KY) 1,678,867 16.48 2 JPMorgan Chase & Co. (NY) 1,579,111 15.50 3 Fifth Third Bancorp (OH) 1,177,649 11.56 4 Traditional Bancorp. Inc. (KY) 836,815 8.21 5 PNC Fin. Srvcs. Group (PA) 780,396 7.66 6 Kentucky Bancshares Inc. (KY) 517,024 5.07 7 BB&T Corp. (NC) 406,448 3.99 8 Comm. Trust Ban. Inc. (KY) 402,203 3.95 9 WesBanco Inc. (WV) 384,827 3.78 10 Whitaker Bk. Corp. of KY (KY) 301,536 2.96 Total For Ins. In Market 10,189,885 2018 Rank Institution (ST) Dep. In Mkt.($000) Market Share (%) Richmond-Berea, KY 1 Whitaker Bank Corp. of KY (KY) 314,380 20.82 2 Community Trust Bancorp Inc. (KY) 223,660 14.81 3 Citizens Guaranty Finl Corp. (KY) 136,841 9.06 4 JPMorgan Chase & Co. (NY) 135,616 8.98 5 U.S. Bancorp (MN) 107,297 7.11 6 Kentucky Bancshares Inc. (KY) 102,143 6.76 7 Rockcastle Bancorp Inc. (KY) 97,162 6.44 8 Cumberland Valley Finl Corp. (KY) 92,338 6.12 9 Central Bancshares Inc. (KY) 84,863 5.62 10 PNC Financial Services Group (PA) 69,459 4.60 Total For Ins. In Market 1,509,884

Expansion Timeline (De Novo & Purchases) 2013: De novo branch in Lexington $102 MM in loans as of 06.30.19 2006: Acquired Peoples Bank in Morehead $84 MM assets 2003: Acquired First Federal in Cynthiana $76 MM assets 2020 (Est.): Two branches currently under construction in Lexington 2015: Acquired Madison Bank in Richmond $121 MM assets 2014: De novo branch in Richmond *Note: Approximately 90 banks in Kentucky between $100 - $700 million in total assets as of 06.30.19 *Source: www.spglobal.com 6

Meaningful Employers in Our Markets University of Kentucky 12,800 Toyota Motor Monufocturmg Kentucky 9,000 Fayette County Public Schools 5,900 lexington-Fayette Urban Count) Govemment 2,9.45 l. 2. 3. 4. 5. Amazon.co,.. 2, 700 6. 7. 8. 9. Conduent 2,500 Veterans Medico Cdnler 2,086 Baptist Hea h 1,852 KentuckyOne Heal h 1,847 10. Eastern Kentucky Um erst 1,823 11. Lexmark International Inc 1,600 12.H itachi Automat e 5) sla"'ls nc 1,307 13. Lockheed Mart n 1,100 14. Lag on C mc 1,000 15. us 836 16. Trone 800 17. Mon oplot of North America 760 18. Link-Be 740 19 Quad Graph1cs Inc 62A 20.Cata e'lt Phor"1o So u 1ons 600 21. CMY.',.. 575 22.AIItech nc. 450 Source: Commerce Lexington

Other Contributors in our Markets Medical Centers ➢ Outlying communities may have small hospital or medical plaza ➢Lexington and Morehead serve as major medical centers for Central and Eastern Kentucky Source: Kentucky Council On Postsecondary Education 8 Contributing Secondary Education Centers (Est Enrollment) Asbury University (Jessamine County) 2,000 Berea College (Madison County) 1,700 Georgetown College (Scott County) 1,700 Midway University (Woodford County) 1,200 Transylvania University (Fayette County) 1,000 Major Secondary Education Centers (Est Enrollment) University of Kentucky (Lexington) 30,500 Eastern Kentucky University (Richmond) 16,600 Morehead State University (Morehead) 10,600

Key Members of Management Team 9 Name Position Years of Banking Experience Years with Kentucky Bank Louis Prichard President and Chief Executive Officer 42 16 Joe Fryman EVP, Chief Credit Officer 47 47 Shane Foley EVP, Director of Retail Banking 18 18 Jim Braden EVP, Chief Operating Officer 17 8 Brenda Bragonier SVP, Director of Marketing 40 40 Greg Dawson SVP, Chief Financial Officer 34 34 Jim Elliott SVP, Director of Wealth Management 34 7 Chris Gorley SVP, Director of Operations 27 6 Carol Caskey SVP, Director of Human Resources 9 7

Loan Portfolio Other, 8%C & D, 3% Farm, 7% Consumer, 3% C & I, 7% Agriculture, 1% 1-4 Family, 38% Comm RE, 26% 5+ Fam, 7% 7.00 Yield on Loans - Tax Equivalent (%) 6.00 5.00 5.59 5.20 5.16 5.14 4.85 4.82 4.78 4.73 4.00 3.00 2.00 1.00 - 2012 2013 2014 2015 2016 2017 201806.30.19* Source: www.spglobal.com *Unaudited 10 Dollars in Thousands June 30, 2019 Kentucky Bank Construction & Development $24,220 3.4% Secured by Farmland 51,757 7.3% 1-4 Family Real Estate 269,082 37.9% 5+ Family Real Estate 47,704 6.7% Commercial Real Estate 181,186 25.5% Agricultural 8,050 1.1% Commercial & Industrial 53,149 7.5% Consumer 21,276 3.0% Other 53,945 7.6% Gross Loan and Leases $710,369 100.0% KTYB Total Loans ($000's) 201220132014201520162017201806.30.19* 707,982 686,144 656,007 648,535 624,121 538,305 468,655 429,975

Deposits Jumbo Time, 4% Demand Dep., 20% Retail Time, 16% NOW & Other Trans., 14% MMDA & Sav., 45% 1.00 Cost of Funds (%) 0.95 0.80 0.72 0.62 0.60 0.54 0.53 0.52 0.50 0.49 0.40 0.20 - 2012 2013 2014 2015 2016 2017 2018 06.30.19* *Unaudited Source: www.spglobal.com 11 Dollars in Thousands June 30, 2019 Kentucky Bank Demand Deposits $ 171,688 20.4% NOW and Other Transaction Accts 119,028 14.2% MMDA and Savings 381,888 45.4% Retail Time Deposits 138,349 16.5% Jumbo Time Deposits ( > $250k) 29,702 3.5% Total Deposits $ 840,655 100.0% KTYB - Total Deposits ($000's) 201220132014201520162017201806.30.19* 850,442 832,868 802,981 815,273 758,981 654,869 617,400 590,425

Results for First Six Months 1) In the first quarter of 2018, a recovery of $359 thousand was recorded on a previously charged off loan. Absent the one-time non-recurring recovery in 2018, net income would have been up slightly year-over-year in 2019 compared to 2018. Source: www.spglobal.com 12 *Unaudited Three Months Ended Six Months Ended YTY Dollar YTY Percent ($000’s) 03.31.19* 06.30.19* 06.30.19* 06.30.18* Change Change Total interest income 11,179 11,360 22,539 20,770 1,769 8.5% Total interest expense 2,240 2,301 4,541 2,943 1,598 54.3% Net interest income 8,939 9,059 17,998 17,827 171 1.0% Provision for loan losses 125 325 450 2501 200 80.0% Net interest income after provision 8,814 8,734 17,548 17,577 (29) -0.2% Total non-interest income 3,000 3,335 6,335 6,474 (139) -2.1% Total non-interest expenses 8,765 8,778 17,543 16,989 554 3.3% Income before income taxes 3,049 3,291 6,340 7,062 (722) -10.2% Provision for income taxes 238 54 292 846 (554) -65.5% Net income 2,811 3,237 6,048 6,216 (168) -2.7%

History of Earnings Source: www.spglobal.com 13 *Unaudited Diluted Earnings Per Share ($) Q2 – 0.54 Q1 – 0.47 2012201320142015201620172018YTD 06.30.19* 2.09 1.81 1.43 1.30 1.30 1.20 1.08 1.01 Net Income ($000's) 237 811 2012201320142015201620172018YTD 06.30.19* 12,430 10,717 8,569 7,008 7,071 6,832 Q Q 6,048 2 - 3, 1 - 2, 5,822

Historical Performance



Return on Assets (%)
1.03
0.80
0.89
0.76
0.86
1.04
1.18
1.11
Q2 – 1.19
Q1 – 1.04
2012
2013
2014
2015
2016
2017
2018
06.30.19*



Return on Equity (%)
9.70
8.12
9.50
8.20
9.10
10.93
12.36
10.92
Q2 – 11.44
Q1 – 10.39
2012
2013
2014
2015
2016
2017
2018
06.30.19*



Net Interest Margin - Tax Equiv. (%)
4.19
3.85
3.69
3.65
3.61
3.60
3.67
3.58
Q2 – 3.61
Q1 – 3.55
2012
2013
2014
2015
2016
2017
2018
06.30.19*

Source: www.spglobal.com

*Unaudited

14

Earnings Allocation Source: www.spglobal.com *Unaudited 15 Dividends Per Share ($) 201220132014201520162017201806.30.19* 0.63 0.58 0.54 0.52 0.50 0.48 0.46 0.34 Tangible Book Value Per Share ($) 201220132014201520162017201806.30.19* 17.05 15.54 14.46 13.19 12.49 11.89 11.10 9.98

Capital Adequacy Source: www.spglobal.com *Unaudited 16 Capital Ratios (%) 13.8 201220132014201520162017201806.30.19* Tier 1 RatioTotal Capital RatioLeverage RatioTangible Common Equity 15.8 15.5 14.9 14.7 14.7 14.3 14.1 13.9 13.4 13.3 13.0 13.1 12.8 12.3 12.0 10.0 9.7 9.5 9.3 9.2 8.8 8.7 8.7 8.8 8.6 8.6 8.3 7.7 7.8 7.7 7.2

Asset Quality Stability Source: www.spglobal.com *Unaudited 17 NPA & Loans 90+ / Tangible Common Equity & LLR (%) 201220132014201520162017201806.30.19* 29.00 24.54 23.14 14.72 10.91 4.09 3.13 2.78 Non-Performing Assets/Total Assets (%) 201220132014201520162017201806.30.19* 2.75 2.03 1.79 1.23 0.91 0.36 0.29 0.28

Current Strategic Pursuits ➢Increase core profitability through relationship driven loan growth while maintaining asset quality standards with appropriate rate and structure qualifications ➢ 3.2% actual / 6.4% annualized loan growth from 12.31.18 to 06.30.19 ➢ 0.28% non-performing assets to total assets as of 06.30.19 ➢Increase core profitability through pursuit of market opportunities ➢ ➢ ➢ Deeper market penetration and wider geographic distribution Active M&A Evaluation; approximately 90 banks in Kentucky between $100-$700 million as of 06.30.19 Two branches currently under construction in Lexington ➢Increase core profitability through further diversification of income sources ➢ ➢ ➢ Evaluating increase of approximately $8 million in Bank-Owned Life Insurance in 2019 $7 million notional rate swap entered into in June of 2019 allowing flexibility on longer term fixed rate loans Focus on expanding Treasury Management Services Source: www.spglobal.com 18

Investment Considerations ➢Attractive price-to-earnings ratio of 10.71 and price-to-tangible book of 1.36%1 ➢History of earnings and asset growth ➢History of dividend growth ➢History of stable and disciplined expansion ➢Meaningful market player in central and eastern Kentucky ➢Willingness to pursue both de novo and acquisitive growth strategies ➢Stock repurchase plan more active in 20192 than prior year 1) Closing price of $23.11 as of 09.03.19 using Q2 annualized earnings and tangible book value 2) Chairman of the Board sold 22,000 shares on 08.21.19 as noted on Form 4 19

Kentucky Bancshares, Inc. TR ADING SY MB OL: KTY B